EX-99.CERT
                                                              Item 12. (a)(2)

     Certification Pursuant to Section 30a-2(a) under the 1940 Act and
                   Section 302 of the Sarbanes-Oxley Act

I, Terrence K.H. Lee, certify that:

1.	I have reviewed this report on Form N-CSR of First Pacific Mutual Fund,
	Inc.;

2.	Based on my knowledge, this report does not contain any untrue statement
	of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this report;

3.	Based on my knowledge, the financial statements, and other financial
	information included in this report, fairly present in all material respects the financial condition, results of operations, changes in net assets, and cash flows (if the financial statements are required to include a statement of cash flows) of the registrant as of, and for, the periods presented in this report;

4.	The registrant's other certifying officer(s) and I are responsible for
	establishing and maintaining disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) and internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) for the registrant and have:

		(a)	Designed such disclosure controls and procedures or caused
			such disclosure controls and procedures to be designed under
			our supervision, to ensure that material information relating
			to the registrant, including its consolidated subsidiaries, is
			made known to us by others within those entities, particularly
			during the period in which this report is being prepared;

		(b) 	Designed such internal control over financial reporting, or
			caused such internal control over financial reporting to be
			designed under our supervision, to provide reasonable
			assurance regarding the reliability of financial reporting and
			the preparation of financial statements for external purposes
			in accordance with generally accepted accounting principles;

		(c)	Evaluated the effectiveness of the registrant's disclosure
			controls and procedures and presented in this report our
			conclusions about the effectiveness of the disclosure controls
			and procedures, as of a date within 90 days prior to the
			filing date of this report based on such evaluation; and

		(d)	Disclosed in this report any change in the registrant's
			internal control over financial reporting that occurred during
			the second fiscal quarter of the period covered by this report
			that has materially affected, or is reasonably likely to
			materially affect, the registrant's internal control over
			financial reporting; and

5.	The registrant's other certifying officer(s) and I have disclosed to the
	registrant's auditors and the audit committee of the registrant's board of directors (or persons performing the equivalent functions):

		(a)	All significant deficiencies and material weaknesses in the
			design or operation of internal control over financial
			reporting which are reasonably likely to adversely affect the
			registrant's ability to record, process, summarize, and report
			information; and

		(b)	Any fraud, whether or not material, that involves management
			or other employees who have a significant role in the
			registrant's internal control over financial reporting.



Date: November 29, 2011                   /s/ Terrence K.H. Lee
      -----------------                   ---------------------
                                          Terrence K.H. Lee
                                          President and CEO






        Certification Pursuant to Section 30a-2(a) under the 1940 Act and
                       Section 302 of the Sarbanes-Oxley Act

I, Nora B. Simpson, certify that:

1.	I have reviewed this report on Form N-CSR of First Pacific Mutual Fund,
	Inc.;

2.	Based on my knowledge, this report does not contain any untrue statement
	of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this report;

3.	Based on my knowledge, the financial statements, and other financial
	information included in this report, fairly present in all material respects the financial condition, results of operations, changes in net assets, and cash flows (if the financial statements are required to include a statement of cash flows) of the registrant as of, and for, the periods presented in this report;

4.	The registrant's other certifying officer(s) and I are responsible for
	establishing and maintaining disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) and internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) for the registrant and have:

		(a)	Designed such disclosure controls and procedures or caused
			such disclosure controls and procedures to be designed under
			our supervision, to ensure that material information relating
			to the registrant, including its consolidated subsidiaries, is
			made known to us by others within those entities, particularly
			during the period in which this report is being prepared;

		(b) 	Designed such internal control over financial reporting, or
			caused such internal control over financial reporting to be
			designed under our supervision, to provide reasonable
			assurance regarding the reliability of financial reporting and
			the preparation of financial statements for external purposes
			in accordance with generally accepted accounting principles;

		(c)	Evaluated the effectiveness of the registrant's disclosure
			controls and procedures and presented in this report our
			conclusions about the effectiveness of the disclosure controls
			and procedures, as of a date within 90 days prior to the
			filing date of this report based on such evaluation; and

		(d)	Disclosed in this report any change in the registrant's
			internal control over financial reporting that occurred during
			the second fiscal quarter of the period covered by this report
			that has materially affected, or is reasonably likely to
			materially affect, the registrant's internal control over
			financial reporting; and

5.	The registrant's other certifying officer(s) and I have disclosed to the
	registrant's auditors and the audit committee of the registrant's board of directors (or persons performing the equivalent functions):

		(a)	All significant deficiencies and material weaknesses in the
			design or operation of internal control over financial
			reporting which are reasonably likely to adversely affect the
			registrant's ability to record, process, summarize, and report
			information; and

		(b)	Any fraud, whether or not material, that involves management
			or other employees who have a significant role in the
			registrant's internal control over financial reporting.



Date:  November 29, 2011                  /s/ Nora B. Simpson
       -----------------                  -------------------
                                          Nora B. Simpson
                                          Treasurer